                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                        CONCENTRIC NETWORK CORPORATION

                             OFFER TO EXCHANGE ITS
 NEW 13 1/2% SERIES B SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2010
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
   13 1/2% SERIES A SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2010

                          PURSUANT TO THE PROSPECTUS

                          DATED AUGUST 11, 1998

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON SEPTEMBER 9, 1998 (UNLESS EXTENDED BY CONCENTRIC NETWORK CORPORATION IN ITS SOLE DISCRETION) (SUCH TIME AND SUCH DATE, AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE").


  If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to:

                     CHASEMELLON SHAREHOLDER SERVICES, LLC
                                Exchange Agent

                     BY MAIL, OVERNIGHT DELIVERY OR HAND:

                     ChaseMellon Shareholder Services, LLC

                    235 Montgomery Street, 23rd Floor
                            San Francisco, CA 94104

                       Attention: William Dougherty


                       (Concentric Network Corporation)

                           FACSIMILE TRANSMISSIONS:

                              (415) 398-7156

               TO CONFIRM BY TELEPHONE OR FOR INFORMATION:

                              (415) 743-1434

  ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY HAND, OVERNIGHT COURIER OR REGISTERED OR CERTIFIED MAIL.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Series A Preferred (as defined below) either if Series A Preferred are to be forwarded herewith or if tenders of Series A Preferred are to be made by book-entry transfer to an account maintained by ChaseMellon Shareholder Services, LLC (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering" in the Prospectus.

  Holders of Series A Preferred whose certificates (the "Certificates") for such Series A Preferred are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Series A Preferred according to the guaranteed delivery procedures set forth in "The Exchange Offer-Procedures for Tendering" in the Prospectus. See Instruction 1 hereto. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

  The undersigned hereby tenders to Concentric Network Corporation, a Delaware corporation (the "Company"), the aggregate principal amount of the Company's 13 1/2% Series A Preferred Senior Redeemable Exchangeable Preferred Stock due 2010 (the "Series A Preferred") described in Box 1 below, in exchange for a like aggregate principal amount of the Company's new 13 1/2% Series B Senior Redeemable Exchangeable Preferred Stock due 2010 (the "Series B Preferred") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated August 11, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

  Subject to, and effective upon, the acceptance for exchange of all or any portion of the Series A Preferred tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Series A Preferred as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints ChaseMellon Shareholder Services, LLC as the Exchange Agent (the "Exchange Agent") as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Series A Preferred, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Series A Preferred to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Series A Preferred to be issued in exchange for such Series A Preferred
(ii) present Certificates for such Series A Preferred for transfer, and to transfer the Series A Preferred on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Series A Preferred, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SERIES A PREFERRED TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SERIES A PREFERRED TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE SERIES A PREFERRED TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Series A Preferred tendered hereby should be printed in Box 1 below, if they are not already set forth below, as they appear on the Certificates representing such Series A Preferred. The Certificate number(s) and the Series A Preferred that the undersigned wishes to tender should be indicated in the appropriate box below.

  If any tendered Series A Preferred are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Series A Preferred than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Series A Preferred will be returned (or, in the case of Series A Preferred tendered by book-entry transfer, such Series A Preferred will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Series A Preferred pursuant to any one of the procedures described in "The Exchange Offer-Procedures for Tendering Series A Preferred" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Series A Preferred, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series A Preferred tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the Series B Preferred be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Series A Preferred, that such Series B Preferred be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Series B Preferred not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Series A Preferred, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" (Box 8), please deliver Series B Preferred to the undersigned at the address shown below the undersigned's signature.

  BY TENDERING SERIES A PREFERRED AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (ii) ANY SERIES B PREFERRED TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS,
(iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SERIES B PREFERRED TO BE RECEIVED IN THE EXCHANGE OFFER, AND (iv) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH SERIES B PREFERRED. BY TENDERING SERIES A PREFERRED PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF SERIES A PREFERRED WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH SERIES A PREFERRED WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH A BROKER-DEALER WHICH IS TENDERING SERIES A PREFERRED IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER") AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SERIES B PREFERRED (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

  THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF SERIES B PREFERRED RECEIVED IN EXCHANGE FOR SERIES A PREFERRED, WHERE SUCH SERIES A PREFERRED WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE OR, IF EARLIER, WHEN ALL SERIES B PREFERRED HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH SERIES A PREFERRED AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED

BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF SERIES B PREFERRED PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE SERIES B PREFERRED MAY BE RESUMED, AS THE CASE MAY BE.

  Each share of Series B Preferred will be entitled to dividends from the most recent date to which dividends have been paid or duly provided for on the Series A surrendered in exchange for such Series A Preferred or, if no such dividends have been paid or duly provided for on such Series A Preferred, from June 8, 1998. Holders of the Series A Preferred whose Series A Preferred are accepted for exchange will not receive accumulated dividends on such Series A Preferred for any period from and after the last Dividend Payment Date to which dividends have been paid or duly provided for on such Series A Preferred prior to the original issue date of the Series B Preferred or, if no such dividends have been paid or duly provided for, will not receive any accumulated dividends on such Series A Preferred, and will be deemed to have waived the right to receive any dividends on such Series A Preferred which have accumulated from and after such Dividend Payment Date or, if no such dividends have been paid or duly provided for, from and after June 3, 1998. Dividends on the Preferred Stock will be payable quarterly in arrears on March 1, June 1, September 1 and December 1 commencing on September 1, 1998.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except pursuant to the withdrawal rights set forth in the Prospectus, this tender is irrevocable.

  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE 11 HEREOF.

  ALL TENDERING HOLDERS COMPLETE THIS BOX 1:

                                     BOX 1
--------------------------------------------------------------------------------
                   DESCRIPTION OF SERIES A PREFERRED TENDERED
                 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
--------------------------------------------------------------------------------

   IF BLANK,
 PLEASE PRINT
  NAME(S) AND
ADDRESS(ES) OF
  REGISTERED
  HOLDER(S),
  EXACTLY AS
    NAME(S)
 APPEAR(S) ON       CERTIFICATE                      NUMBER OF SHARES
   SERIES A        NUMBER(S) OF    NUMBER OF SHARES     OF SERIES A
   PREFERRED         SERIES A         OF SERIES A        PREFERRED
CERTIFICATE(S):     PREFERRED*         PREFERRED         TENDERED
--------------------------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------
                                   TOTAL             TOTAL AMOUNT
                                   AMOUNT $          TENDERED $
--------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** All Series A Preferred held shall be deemed tendered unless a lesser number is specified this column. See Instruction 4.

                                     BOX 2
--------------------------------------------------------------------------------
                              BOOK-ENTRY TRANSFER
                           (SEE INSTRUCTION 1 BELOW)
--------------------------------------------------------------------------------

 [_] CHECK HERE IF TENDERED SERIES A PREFERRED ARE BEING DELIVERED BY BOOK-
     ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution ________________________________________________

 DTC Account Number ___________________________________________________________

 Transaction Code Number ______________________________________________________

                                     BOX 3

                         NOTICE OF GUARANTEED DELIVERY
                           (SEE INSTRUCTION 1 BELOW)
--------------------------------------------------------------------------------

 [_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED SERIES A PREFERRED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

 Name of Registered Holders(s) ________________________________________________

 Window Ticket Number (if any) ________________________________________________

 Date of Execution of Notice of Guaranteed Delivery ___________________________

 Name of Institution which Guaranteed Delivery ________________________________

 If Guaranteed Delivery is to be made By Book-Entry Transfer: _________________

 Name of Tendering Institution ________________________________________________

 DTC Account Number ___________________________________________________________

 Transaction Code Number ______________________________________________________


                                     BOX 4

   RETURN OF NON-EXCHANGED SERIES A PREFERRED TENDERED BY BOOK-ENTRY TRANSFER
                        (SEE INSTRUCTIONS 4 AND 6 BELOW)
--------------------------------------------------------------------------------

 [_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SERIES A
     PREFERRED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.


                                     BOX 5

                          PARTICIPATING BROKER-DEALER
--------------------------------------------------------------------------------

 [_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SERIES A PREFERRED
     FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 Name: ________________________________________________________________________

 Address: _____________________________________________________________________

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
--------------------------------------------------------------------------------

 Holder(s) Sign Here __________________________________________________________

                      (SEE INSTRUCTIONS 2, 5 AND 6 BELOW)
              (PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX 9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Series A Preferred hereby tendered or on a security position listing, or by a person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Series A Preferred to comply with the restrictions on transfer applicable to the Series A Preferred). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5 below.

                                      ______________________________
                                       (Signature(s) of Holder(s))

 Date ________________ , 1998

 Name(s) ______________________________________________________________________
                                 (Please Print)

 Address ______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number _______________________________________________

 (Tax Identification or Social Security Number(s)) ____________________________

                           GUARANTEE OF SIGNATURE(S)
                      (SEE INSTRUCTIONS 1, 2 AND 5 BELOW)

                                      ______________________________
                                           Authorized Signature

 Name _________________________________________________________________________
                                 (Please Print)

 Date _________________, 1998

 Capacity or Title ____________________________________________________________

 Name of Firm _________________________________________________________________

 Address ______________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number _______________________________________________

                BOX 7                                    BOX 8

   SPECIAL EXCHANGE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 1, 5 AND 6              (SEE INSTRUCTIONS 1, 5 AND 6
               BELOW)                                    BELOW)


  To be completed ONLY if the Se-           To be completed ONLY if Series B
 ries B Preferred are to be issued         Preferred are to be sent to some-
 in the name of someone other than         one other than the registered
 the registered holder of the Se-          holder of the Series A Preferred
 ries A Preferred whose name(s)            whose name(s) appear(s) above, or
 appear(s) above.                          to such registered holder(s) at
                                           an address other than that shown
                                           above.

 Issue Series B Preferred to:


 Name _____________________________        Mail Series B Preferred to:
           (Please Print)                  Name______________________________
 Address __________________________                  (Please Print)
 __________________________________        Address __________________________
         (Include Zip Code)                __________________________________
 __________________________________                (Include Zip Code)
   (Tax Identification or Social           __________________________________
          Security Number)                   (Tax Identification or Social
                                                    Security Number)

                                     BOX 9

                              SUBSTITUTE FORM W-9

               TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                           (SEE INSTRUCTION 9 BELOW)

 SIGN THIS SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S) REQUIRED IN BOX
                                       6

             PAYER'S NAME: CHASEMELLON SHAREHOLDERS SERVICES, LLC
--------------------------------------------------------------------------------
                        PART I--Please provide your              TIN:
 SUBSTITUTE             TIN (either your social
                        security number or employer     ----------------------
 FORM W-9               identification number) in
                        the box to the right and
                        certify by signing and
                        dating below.
                       --------------------------------------------------------
 DEPARTMENT OF          PART II--Awaiting TIN [_]
 THE TREASURY           SIGN THIS FORM AND THE CERTIFICATION OF AWAITING
 INTERNAL               TAXPAYER IDENTIFICATION NUMBER BELOW.
 REVENUE               --------------------------------------------------------
 SERVICE                PART III--EXEMPT [_]
                        See enclosed Guidelines for additional information
                        and SIGN THIS FORM.
                       --------------------------------------------------------
                        Certification--Under penalties of
                        perjury, I certify that:
PAYER'S REQUEST         (1) The number shown on this form is my correct
FOR TAXPAYER                taxpayer identification number (or I am waiting
IDENTIFICATION              for a number to be issued to me); and
NUMBER (TIN)            (2) I am not subject to backup withholding because
AND CERTIFICATION           (i) I am exempt from backup withholding, or (ii) I
                            have not been notified by the Internal Revenue
                            Service (IRS) that I am subject to backup
                            withholding as a result of a failure to report all
                            interest or dividends, or (iii) the IRS has notified
                            me that I am no longer subject to backup
                            withholding.
                        (3) Any other information provided on this form is
                            true and correct.
                       -------------------------------------------------------
                        Certification Instructions--You must cross out item
                        (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you are no longer subject to backup withholding.

                        Signature: _______________________    Date: __________

--------------------------------------------------------------------------------

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature: ___________________________________________________________________

 Date: ________________________________________________________________________

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

  Please do not send Certificates for Series A Preferred directly to the Company. Your Series A Preferred Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent, at either of the addresses indicated on the first page hereof. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

  This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Series A Preferred" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Series A Preferred into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. Existing Holders may tender some or all of their shares of Series A Preferred pursuant to the Exchange Offer.

  Holders who wish to tender their Series A Preferred and (i) whose Series A Preferred are not immediately available or (ii) who cannot deliver their Series A Preferred, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Series A Preferred by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Series A Preferred" in the Prospectus and by completing Box 3 hereof. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Series A Preferred, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Series A Preferred" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Series A Preferred to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES

  No signature guarantee on this Letter of Transmittal is required if:

    (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Series A Preferred) of Series A Preferred tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" (Box 7) or the box entitled "Special Delivery Instructions" (Box 8) above, or

    (ii) such Series A Preferred are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal (Box 6). See Instruction 5.

3. INADEQUATE SPACE

  If the space provided in the box captioned "Description of Series A Preferred" is inadequate, the Certificate number(s) and/or the principal amount of Series A Preferred and any other required information should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS

  Tenders of all Series A Preferred will be accepted. If less than all the Series A Preferred evidenced by any Certificate submitted are to be tendered, fill in the amount of Series A Preferred which are to be tendered in Box 1 under the column "Amount of Series A Preferred Tendered". In such case, new Certificate(s) for the remainder of the Series A Preferred that were evidenced by your Existing Certificate(s) will only be sent to the holder of the Series A Preferred, promptly after the Expiration Date. All Series A Preferred represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Series A Preferred may be withdrawn at any time prior to 5;00 pm., New York City time, to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Series A Preferred to be withdrawn (the "Depositor"), (ii) identify the Series A Preferred to be withdrawn (including the certificate number(s) and principal amount of such Series A Preferred, or, in the case of Series A Preferred transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Existing Holder in the same manner as the original signature on the Letter of Transmittal by which such Series A Preferred were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such Series A Preferred into the name of the person withdrawing the tender and (iv) specify the name in which any such Series A Preferred are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time or receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Series A Preferred so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Series B Preferred will be issued with respect thereto unless the Series A Preferred so withdrawn are validly retendered. Any Series A Preferred which have been tendered but which are not accepted for exchange will be returned to such Existing Holder without cost to such Existing Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Series A Preferred may be retendered by following one of the procedures described above under "--Procedures for Tendering" at any time prior to the Expiration Date.

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Series A Preferred which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS

  If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Series A Preferred tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Series A Preferred are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Series A Preferred listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Series B Preferred are to be issued in the name of a person other than the registered holder(s). However, if Series B Preferred are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Series A Preferred listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Series A Preferred may require in accordance with the restrictions on transfer applicable to the Series A Preferred. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

  If Series B Preferred are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Series B Preferred are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Box 7 and 8). Certificates for Series A Preferred not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. DETERMINATION OF VALIDITY

  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Series A Preferred, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Series B Preferred set forth in the Prospectus under "The Exchange Offer-Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Series A Preferred of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

  The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Series A Preferred will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES

  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9

  For U.S. Federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter of Transmittal (Box 9) and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Series A Preferred exchanged pursuant to the Exchange Offer, or with respect to Series B Preferred following the Exchange Offer, may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 (Box 9) may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

  The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Series A Preferred or of the last transferee appearing on the transfers attached to, or endorsed on, the Series A Preferred. If the Series A Preferred are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 3 of Box 9 for "exempt", to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. LOST, DESTROYED OR STOLEN CERTIFICATES

  If any Certificate(s) representing Series A Preferred have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11. SECURITY TRANSFER TAXES

  Holders who tender their Series A Preferred for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Series B Preferred are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Series A Preferred tendered, or if a transfer tax is imposed for any reason other than the exchange of Series A Preferred in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

  A. TIN--The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

-------------------------------------------------               ---------------------------------------------------
                                 GIVE THE                                                         GIVE THE EMPLOYER
                                 SOCIAL SECURITY                                                  IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:        NUMBER OF--                    FOR THIS TYPE OF ACCOUNT:         NUMBER OF--
-------------------------------------------------               ---------------------------------------------------
1. individual                   The individual                   6. Sole proprietorship           The owner(3)
2. Two or more individuals      The actual owner                 7. A valid trust, estate         Legal entity(4)
   (joint account)              of the account                      or pension trust
                                or, if combined                  8. Corporate                     The corporation
                                funds, the first                 9. Association, club,            The organization
                                individual on                       religious, charitable,
                                the account(1)                      educational or other
3. Custodian account of a       The minor(2)                        tax-exempt
   minor (Uniform Gift to                                           organization
   Minors Act)                                                  10. Partnership                   The partnership
4. a The usual revocable        The grantor-                    11. A broker or registered        The broker or
     savings trust (grantor     trustee(1)                          nominee                       nominee
     is also trustee)                                           12. Account with the              The public
   b So-called trust account    The actual                          Department of                 entity
     that is not a legal or     owner(1)                            Agriculture
     valid trust under State
     law
5. Sole proprietorship          The owner(3)
-------------------------------------------------               ---------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

  B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.

  For this purpose, Exempt Payees include: (1) A corporation; (2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) The United States or any of its agencies or instrumentalities; (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) A foreign government or any of its political subdivisions, agencies or instrumentalities; (6) An international organization or any of its agencies or instrumentalities; (7) A foreign central bank of issue; (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) A real estate investment trust; (10) An entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) A common trust fund operated by a bank under section 584(a); (12) A financial institution.

  C. OBTAINING A NUMBER

  If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

  D. PRIVACY ACT NOTICE

  Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

  E. PENALTIES

  (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

  (3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.